UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2013

CENTERLINE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13237	13- 3949418
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Church Street, New York, NY	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-317-5700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 8, 2013, Centerline Mortgage Capital Inc. and Centerline Mortgage Partners Inc. (collectively, the “Companies”), each of which is a subsidiary of Centerline Holding Company (“Centerline”), entered into a Fourth Amendment (the “Amendment”) to the Mortgage Warehouse Loan and Security Agreement, dated November 14, 2011 with Manufacturers and Traders Trust Company (the “Lender”) as previously amended by the First Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of October 19, 2012, the Second Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of November 9, 2012, and the Third Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of November 29, 2012 (as amended, the “Agreement”). Pursuant to the Amendment, among other things, (a) the line of credit limit has been increased from $50,000,000 to $100,000,000 (b) the facility termination date has been extended from November 14, 2013 to February 8, 2014 and (c) the deposit target level has been increased from $15,000,000 to $30,000,000.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The following is a brief description of additional material relationships between Centerline and the Lender other than in respect of the Agreement:

M&T Bank, an affiliate of Lender (“M&T Bank”), is a former holder of Centerline’s Series A Convertible Community Reinvestment Act Preferred Shares (the “Preferred Shares”). In connection with Centerline’s redemption of the M&T’s Preferred Shares in November 2011 (the “Redemption”), Centerline granted M&T Bank most favored nation rights (the “MFN Rights”), pursuant to which Centerline agreed that M&T Bank would be treated no less favorably with respect to the Redemption than any former or current holder of Preferred Shares, subject to certain exceptions. In connection with the entry into the Amendment by the Companies and the Lender, the MFN Rights were terminated.

Item 9.01.	Financial Statements and Exhibits.

The Exhibit Index appearing after the signature page of this Current Report on Form 8-K is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused is report to be signed on its behalf by the undersigned thereunto duly authorized.

Centerline Holding Company
(Registrant)

February 14, 2013	By:	/s/ Michael P. Larsen
Michael P. Larsen
Chief Financial Officer
(Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment to Mortgage Warehouse Loan and Security Agreement, dated as of February 8, 2013, by and among Centerline Mortgage Capital Inc. and Centerline Mortgage Partners Inc. and Manufacturers and Traders Trust Company as lender.

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